UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): January 10, 2013

DIGITAL RIVER, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10380 Bren Road West, Minnetonka, MN 55343

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): (952) 253-1234

Not Applicable

(Former name or former address, if changed since last report)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Digital River, Inc. (“Digital River”) filed with the Securities and Exchange Commission on January 11, 2013 (the “Initial Form 8-K”) for the purpose of including financial statements of a business acquired and pro forma financial information permitted pursuant to Item 9.01 to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed.  As previously reported in the Initial Form 8-K, Digital River, through its wholly-owned indirect subsidiary LML Acquisition Corp. (“Acquisition Sub”) acquired all of the outstanding shares of LML Payment Systems Inc., a corporation existing under the laws of British Columbia, Canada (“LML”) pursuant to an Arrangement Agreement, dated as of September 21, 2012, by and among Digital River, Acquisition Sub, and LML, and, as a result, LML become a wholly-owned indirect subsidiary of Digital River.

Item 9.01    Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

The audited consolidated statements of financial position of LML and its subsidiaries as of March 31, 2012 and March 31, 2011 and the audited consolidated statements of earnings and comprehensive income, consolidated statements of equity and consolidated statements of cash flows of LML and its subsidiaries for the years ended March 31, 2012 and March 31, 2011, and the summary of significant accounting policies and explanatory information  and the related Report of Independent Registered Accounting Firm of Grant Thornton LLP dated June 15, 2012, are incorporated herein by reference to Part IV, Item 15 of LML’s Annual Report on Form 10-K, as filed on June 20, 2012.

The unaudited consolidated statements of financial position of LML and its subsidiaries as of September 30, 2012 and the unaudited consolidated statements of earnings and comprehensive income, consolidated statements of equity and consolidated statements of cash flows of LML and its subsidiaries for the three and six month periods ended September 30, 2012 and 2011, and the notes related thereto, are incorporated herein by reference to Part I of LML’s Quarterly Report on Form 10-Q, as filed on November 13, 2012.

(b)                                 Pro Forma Financial Information.

The unaudited pro forma condensed combined statement of operations for LML Payment Systems for the twelve months ended December 31, 2012 and Digital River for the twelve months ended December 31, 2012 and unaudited pro forma condensed combined balance sheets as of December 31, 2012, and the notes related thereto, are filed as Exhibit 99.4 to this report and incorporated herein by reference.  The unaudited pro forma condensed combined financial statements are based on our historical consolidated financial statements incorporated by reference and LML’s historical consolidated financial statements, incorporated by reference, adjusted to give effect to the January 10, 2013, LML acquisition. The unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2012, gives effect to the LML acquisition as if it had occurred on January 1, 2012. The unaudited pro forma condensed combined balance sheet as of December 31, 2012, gives effect to the LML acquisition as if it had occurred on December 31, 2012.

The unaudited pro forma condensed combined financial statements were prepared in accordance with the regulations of the Securities and Exchange Commission and the acquisition method of accounting for business combinations.  The pro forma adjustments reflecting the completion of the LML acquisition include adjustments to record the assets and liabilities of LML based on estimates of their fair values.  The assumptions, estimates and adjustments herein have been made solely for the purposes of developing the unaudited pro forma condensed combined financial information and are based upon available information as of the date of this Form 8-K/A.  The unaudited pro forma condensed combined financial statements are presented for informational purposes, only and are not indicative of the future results of operations or the financial condition of the combined company.  No adjustment has been made for actions that may be taken following the completion of the acquisition, such as any of our integration plans.  As a result, the actual amounts recorded in the consolidated financial statements of Digital River in future periods will differ from the amounts reflected in the unaudited pro forma financial statements, and the differences may be material.

You should read this information together with:

•                  The accompanying notes to the unaudited pro forma condensed combined financial statements;

•                  The audited consolidated financial statements and accompanying notes of Digital River as of and for the years ended December 31, 2012, 2011, and 2010, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” which are included in the Digital River Annual Report on Form 10-K for the fiscal year ended December 31, 2012, filed with the Securities and Exchange Commission on February 25, 2013;

•                  The audited consolidated financial statements and accompanying notes of LML and its subsidiaries as of and for the years ended March 31, 2012 and 2011, which are incorporated herein by reference to Part IV, Item 15 of LML’s Annual Report on Form 10-K for the fiscal year ended March 31, 2012, filed with the Securities and Exchange Commission on June 20, 2012; and

•                  The unaudited consolidated financial statements and accompanying notes of LML and its subsidiaries as of and for the three and six month periods ended September 30, 2012 and 2011, which are incorporated herein by reference from Part I of LML’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2012, filed with the Securities and Exchange Commission on November 13, 2012.

(d)                                 Exhibits.

The Exhibit Index attached to this Current Report on Form 8-K is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RIVER, INC.

	By:	/s/ Stefan B. Schulz

Name: Stefan B. Schulz
Title: Chief Financial Officer
Date: March 26, 2013

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1

Arrangement Agreement, dated as of September 21, 2012, by and among Digital River, Inc., LML Acquisition Corp. and LML Payment Systems Inc. (incorporated by reference to Exhibit 2.1 to Digital River, Inc.’s Current Report on Form 8-K filed with the Commission on September 24, 2012)

Exhibit 23.1	Consent of Grant Thornton LLP, as independent public accounting firm for LML Payment Systems Inc. (filed herewith)

Exhibit 99.1	Press Release regarding consummation of the acquisition of LML Payment Systems Inc. by Digital River, Inc. dated January 10, 2013 (previously filed)

Exhibit 99.2

Audited consolidated statements of financial position of LML Payment Systems Inc. and its subsidiaries as of March 31, 2012 and March 31, 2011 and audited consolidated statements of earnings and comprehensive income, consolidated statements of equity and consolidated statements of cash flows of LML Payment Systems Inc. and its subsidiaries for the years ended March 31, 2012 and March 31, 2011, and the summary of significant accounting policies and other explanatory information and the related Report of Independent Registered Public Accounting Firm of Grant Thornton LLP dated June 15, 2012 (incorporated by reference to Part IV, Item 15 of LML Payment Systems Inc.’s Annual Report on Form 10-K, as filed on June 20, 2012)

Exhibit 99.3

Unaudited consolidated statements of financial position of LML Payment Systems Inc. and its subsidiaries as of September 30, 2012 and the unaudited consolidated statements of earnings and comprehensive income, consolidated statements of equity and consolidated statements of cash flows of LML Payment Systems Inc. and its subsidiaries for the three and six month periods ended September 30, 2012 and 2011, and the notes related thereto, are incorporated herein by reference to Part I of LML Payment Systems Inc.’s Quarterly Report on Form 10-Q, as filed on November 13, 2012

Exhibit 99.4

Unaudited pro forma condensed combined statement of operations for LML Payment Systems for the twelve months ended December 31, 2012 and Digital River for the twelve months ended December 31, 2012 and unaudited pro forma condensed combined balance sheets as of December 31, 2012, and the notes related thereto (filed herewith)